SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K

                                   CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934



                  Date of Report (Date of earliest event reported):

                                    March 25, 1996


                                  TECO ENERGY, INC.
                (Exact name of registrant as specified in its charter)




               FLORIDA                       1-8180              59-2052286
     (State or other jurisdiction       (Commission file       (IRS Employer
          of incorporation)                 Number)          Identification No.)


          702 North Franklin Street, Tampa Florida                 33602
          (Address of principal executive offices)               (Zip code)

     Registrant's telephone number, including area code: (813) 228-4111




















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          Item 5.   Other Events

               See the Press Release dated March 25, 1996, filed as Exhibit
          99.1 and incorporated herein by reference, describing the agreement between Tampa Electric, the Office of Public Counsel and the Florida Industrial Power Users Group on a multi-year base rate freeze, revenue deferral and refund plan for Tampa Electric.














































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          Item 7.   Financial Statements and Exhibits

                    (c)  Exhibits

                         99.1 Press Release dated March 25, 1996.
















































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                                      SIGNATURE



               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




          Dated:    March 25, 1996           TECO Energy, Inc.



                                             By:/s/ A. D. Oak
                                                    A. D. Oak
                                                    Senior Vice President-
                                                    Finance and Chief
                                                    Financial Officer

































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                                  INDEX TO EXHIBITS


          Exhibit No.    Description of Exhibits                 Page No.

               99.1      Press Release dated March 25, 1996      6















































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